Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

GROSS MARGIN

EXCLUDING SPECIFIED ITEMS

($ in millions)

	December 31 2005	December 31 2006	September 30 2007 YTD
PHARMACEUTICALS
Net Sales	15,226	13,861	11,234
Gross Profit
Gross Profit	10,666	9,341	7,811
Specified Items*	91	151	46

Gross Profit Excluding Specified Items	10,757	9,492	7,857

Gross Margin %
Gross Margin %	70.1%	67.4%	69.5%
Specified Items*	0.5%	1.1%	0.4%

Gross Margin % Excluding Specified Items	70.6%	68.5%	69.9%

			September 30 2007 YTD
CORPORATE/OTHER
Net Sales			—
Gross Profit
Gross Profit			(38)
Specified Items*			—

Gross Profit Excluding Specified Items			(38)

Gross Margin %
Gross Margin %			—
Specified Items*			—

Gross Margin % Excluding Specified Items			—

			September 30 2007 YTD
TOTAL COMPANY
Net Sales			14,454
Gross Profit
Gross Profit			9,891
Specified Items*			46

Gross Profit Excluding Specified Items			9,937

Gross Margin %
Gross Margin %			68.4%
Specified Items*			0.3%

Gross Margin % Excluding Specified Items			68.7%

*	Details about specified items for the years ended December 31, 2005 and 2006 and for the nine months ended September 30, 2007 can be found in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2005 and 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, respectively, and are available on the Company’s website at www.bms.com.

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	December 31 2005	December 31 2006	September 30 2007 YTD
PHARMACEUTICALS
Net Sales	15,226	13,861	11,234
Earnings Before Minority Interest and Provision for Income Taxes	4,139	2,674	2,807
Specified Items*	129	209	203
Earnings Before Minority Interest and Provision for Income Taxes

Excluding Specified Items	4,268	2,883	3,010

% to Sales Including Specified Items	27.2%	19.3%	25.0%
% to Sales Excluding Specified Items	28.0%	20.8%	26.8%

			September 30 2007 YTD
CORPORATE/OTHER
Net Sales			—
Earnings Before Minority Interest and Provision for Income Taxes			(330)
Specified Items*			(222)
Earnings Before Minority Interest and Provision for Income Taxes

Excluding Specified Items			(552)

% to Sales Including Specified Items			—
% to Sales Excluding Specified Items			—

			September 30 2007 YTD
TOTAL COMPANY
Net Sales			14,454
Earnings Before Minority Interest and Provision for Income Taxes			3,485
Specified Items*			(18)
Earnings Before Minority Interest and Provision for Income Taxes

Excluding Specified Items			3,467

% to Sales Including Specified Items			24.1%
% to Sales Excluding Specified Items			24.0%

*	Details about specified items for the years ended December 31, 2005 and 2006 and for the nine months ended September 30, 2007 can be found in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2005 and 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, respectively, and are available on the Company’s website at www.bms.com.

BRISTOL-MYERS SQUIBB COMPANY

2007 FULL YEAR PROJECTED DILUTED EPS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2007
Projected Diluted Earnings per Common Share	$1.15 to $1.20
Projected Specified Items:
Productivity Transformation Initiative	0.13
In-process R&D charge	0.12
Upfront and milestone payments	0.06
Downsizing and streamlining of worldwide operations	0.06
Gain on sale of product assets	(0.08)
Tax item	(0.02)

Total	0.27

Projected Diluted Earnings per Common Share Excluding Specified Items	$1.42 to $1.47

BRISTOL-MYERS SQUIBB COMPANY

2008 FULL YEAR PROJECTED DILUTED EPS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2008
Projected Diluted Earnings per Common Share	$1.44 to $1.54
Projected Specified Items:
Productivity Transformation Initiative	0.18
Upfront and milestone payments	0.03

Total	0.21

Projected Diluted Earnings per Common Share Excluding Specified Items	$1.65 to $1.75

BRISTOL-MYERS SQUIBB COMPANY

2008 NON-GAAP GUIDANCE AND 2008-10 NON-GAAP GROWTH

EXCLUDING PROJECTED SPECIFIED ITEMS

Gross Margin/Marketing, Selling and Administrative/Research and Development/Tax Rate Projections Excluding Specified Items

Gross margin on a GAAP basis for the nine months ended September 30, 2007 was 68.4%, which included specified items of $46 million and had a 0.3% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2007 gross margin was 68.7%. On a non-GAAP basis, based on historical trends in 2006 and for the nine months ended September 30, 2007 the Company projects gross margin for the full year 2007 to be at least 100 basis points higher than 2006 and for the full year 2008 to be overall flat compared to the full year 2007 estimate but with improving margins in the Pharmaceuticals segment. On a non-GAAP basis, the Company projects Pharmaceuticals segment gross margin for 2008-10 to continue to improve mostly due to the expected manufacturing rationalization. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See Gross Margin non comparable tab.

On a non-GAAP basis, the Company projects marketing, selling and administrative expense, including advertising and promotion for the full year 2008 to be overall flat with modest increases in advertising and promotion and a significant reduction in general and administrative expense. The Company projects 2008-10 marketing, selling and administrative expense to be flat with productivity initiatives offsetting investment in new product launches. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense.

Research and development expenses on a GAAP basis for the nine months ended September 30, 2007 were $2,412 million, which included specified items of $157 million. On a non-GAAP basis, for the nine months ended September 30, 2007 research and development expenses were $2,255 million. On a non-GAAP basis, based on historical trends in 2006 and for the nine months ended September 30, 2007 the Company projects research and development expenses for the full year 2007 to increase in the mid single digit range compared to 2006 and for the full year 2008 to increase in the mid single digit range compared to the full year 2007 estimate. On a non-GAAP basis, the Company projects the 2008-10 growth to also be in the mid single digit range. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development.

The effective tax rate on a GAAP basis for the nine months ended September 30, 2007 was 19.7%, which included specified items of $2 million in the tax provision, and had a 0.1% favorable impact on the effective tax rate in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2007 effective tax rate was 19.8%. On a non-GAAP basis, based on historical trends in 2006 and for the nine months ended September 30, 2007 the Company projects effective tax rate for the full year 2007 to be in the 20% range and for the full year 2008 to be in the 24% range. The Company projects the effective tax rate for 2009-10 to increase from 2008 levels. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share to be at least 15% compared to 2007. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.

The GAAP results for the full year 2007 and 2008 would include specified items that may occur and impact results, including restructuring and other charges related to the Productivity Transformation Initiative. The productivity initiative is expected to generate approximately $1.5 billion in cost reductions and avoidance on a pre-tax basis versus the company’s previous strategic plan for 2010. Costs associated with the implementation of the Productivity Transformation Initiative are estimated to be between $0.9 billion to $1.1 billion on a pre-tax basis, with approximately $300 million expected to be incurred in 2007 and $400 million to $500 million expected to be incurred in 2008. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2007 and 2008 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities and significant tax events. For a fuller discussion of certain of these matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Outlines Strategy and Productivity Transformation Initiative During Update to Investment Community, December 5, 2007, including “Financial Outlook” and “Use of Non-GAAP Financial Information” therein.

BRISTOL-MYERS SQUIBB COMPANY

PRIOR 2007 GUIDANCES - GAAP VS. NON-GAAP

EXCLUDING PROJECTED SPECIFIED ITEMS

	Jan-07	Apr-07	Jul-07	Oct-07
Projected Diluted Earnings per Common Share	$1.12 to $1.22	$1.24 to $1.34	$1.35 to $1.45	$1.28 to $1.33
Projected Specified Items:
In-process R&D charge	—	—	—	0.12
Upfront and milestone payments	0.05	0.05	0.06	0.06
Downsizing and streamlining of worldwide operations	0.03	0.03	0.05	0.06
Gain on sale of product assets	—	—	(0.09)	(0.08)
Tax item	—	(0.02)	(0.02)	(0.02)

Total	0.08	0.06	—	0.14

Projected Diluted Earnings per Common Share Excluding Specified Items	$1.20 to $1.30	$1.30 to $1.40	$1.35 to $1.45	$1.42 to $1.47

BRISTOL-MYERS SQUIBB COMPANY

DIVIDEND PAYOUT RATIO

EXCLUDING PROJECTED SPECIFIED ITEMS

	December 31 2005	December 31 2006	September 30 2007 YTD
Dividend Per Share	$1.12	$1.12	$0.84
Diluted Earnings Per Share:
GAAP	$1.52	$0.81	$1.14
Non-GAAP *	$1.43	$1.09	$1.13
Dividend Payout Ratio:
GAAP	73.7%	138.3%	73.7%
Non-GAAP	78.3%	102.8%	74.3%

*	Details reconciling the Non-GAAP diluted EPS amounts with GAAP amounts for the years ended December 31, 2005 and 2006 and for the nine months ended September 30, 2007 can be found in the Company’s Form 8-Ks dated January 25, 2006, January 25, 2007 and October 25, 2007, respectively, furnished with the Securities and Exchange Commission on such dates and available on the Company’s website at www.bms.com.